EXHIBIT 4.1

SPECIMEN COMMON STOCK CERTIFICATE

[LOGO OF THEATER XTREME ENTERTAINMENT GROUP, INC.]

COMMON STOCK

$.001 PAR VALUE

THEATER XTREME ENTERTAINMENT GROUP, INC.

INCORPORATED UNDER THE LAW OF THE STATE OF FLORIDA

SEE REVERSE FOR CERTAIN DEFINITIONS

THIS CERTIFIES THAT

IS THE REGISTERED HOLDER OF

__________________________ SHARES OF COMMON STOCK OF

THEATER XTREME ENTERTAINMENT GROUP, INC.

transferable only on the books of the Corporation by the holder hereof, in person or by Attorney, upon the surrender of this Certificate properly endorsed.

In Witness Whereof, the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate seal to be hereunto affixed this ________day of ________ A.D., 200__.

/s/

SECRETARY/TREASURER

[CORPORATE SEAL OF THEATER XTREME ENTERTAINMENT GROUP, INC.]

/s/

PRESIDENT/VICE PRESIDENT

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT PURPOSES ONLY AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS.  WITHOUT SUCH REGISTRATIONS, SUCH SECURITIES MAY NOT BE SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED, EXCEPT WITH THE WRITTEN CONSENT OF THE COMPANY, AND EXCEPT UPON DELIVERY TO THE COMPANY OF AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATIONS ARE NOT REQUIRED FOR SUCH TRANSFER, OR THE SUBMISSION TO THE COMPANY OF OTHER EVIDENCE AS MAY BE SATISFACTORY TO IT TO THE EFFECT THAT THE SECURITIES ACT OF 1933, AS AMENDED, APPLICABLE STATE SECURITIES LAWS, OR ANY RULE OR REGULATION PROMULGATED THEREUNDER HAVE BEEN COMPLIED WITH.

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common

TEN ENT - as tenants by the entireties

JT TEN - as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT- __________     Custodian _____________
(Cust)                                             (Minor)

under Uniform Gifts to Minor Act __________________
(State)

Additional abbreviations may also be used though not in the above list.

For value received, __________________________ hereby sell, assign and transfer unto  __________________________

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE:

(NAME AND ADDRESS OF TRANSFEREE SHOULD BE PRINTED OR TYPEWRITTEN)

                                                                                                                                         Shares of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint _____________________  Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated

Signature

NOTICE:  THE SIGNATURE OF THIS ASSIGNMENT MUST CORRESPOND WITH NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.